UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2016

ARIAD Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36172	22-3106987
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

26 Landsdowne Street, Cambridge, Massachusetts	02139
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (617) 494-0400

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	Results of Operations and Financial Condition.

In a press release dated February 23, 2016, ARIAD Pharmaceuticals, Inc. (the “Company”) announced financial results for the fourth quarter and full year ended December 31, 2015 and issued 2016 product revenue guidance. Additionally, the Company provided an update on corporate developments and key objectives for 2016. A copy of the press release is attached hereto as Exhibit 99.1. The information under the headings “2015 Fourth Quarter and Full-Year Financial Results,” “Today’s Conference Call at 8:30 a.m. ET” and the condensed consolidated financial information included in the press release are incorporated by reference into this Item 2.02 of this Current Report on Form 8-K.

ITEM 7.01	Regulation FD Disclosure.

In the press release dated February 23, 2016, the Company also provided product revenue guidance for 2016, as well as upcoming investor meetings. The information set forth under the headings “2016 Product Revenue Guidance” and “Upcoming Investor Meetings” in the press release are incorporated by reference into this Item 7.01 of this Current Report on Form 8-K.

ITEM 8.01	Other Events.

In the press release dated February 23, 2016, the Company also provided an update on its Iclusig®, brigatinib and pipeline programs. The second paragraph of the press release and the information set forth under the heading “Research and Development Progress and Key Objectives,” together with the forward-looking statement disclaimer at the end of the press release, are incorporated by reference into this Item 8.01 of this Current Report on Form 8-K.

ITEM 9.01	Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit	Description
99.1	Press release dated February 23, 2016.

The press release may contain hypertext links to information on our websites.  The information on our websites is not incorporated by reference into this Current Report on Form 8-K and does not constitute a part of this Form 8-K.

The portions of the press release incorporated by reference into Item 8.01 of this Current Report on Form 8-K are being filed pursuant to such item. The remaining portions of the press release are being furnished pursuant to Items 2.02 and 7.01 of this Current Report on Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARIAD Pharmaceuticals, Inc.

		By:	/s/ Edward M. Fitzgerald
Edward M. Fitzgerald
Executive Vice President, Chief Financial Officer

Date:	February 23, 2016

Exhibit List.

Exhibit	Description

99.1	Press release dated February 23, 2016.